                                                                                        Exhibit 23.2

                                        Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 27, 2003 relating to the financial statements and financial statement schedule of MedImmune, Inc., which appears in MedImmune, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

/s/   PricewaterhouseCoopers LLP
McLean, Virginia
May 27, 2003